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                                                                     Exhibit 4.1

                            Form of Stock Certificate

Stock Certificate with a Certificate No., the number of shares and the American Architectural Products Corporation logo, with the following text:

American Architectural Products Corporation, incorporated under the laws of the State of Delaware, CUSIP 023857 10 5. This certifies that _____ is the owner of _____ fully paid and non-assessable shares of common stock, $.001 par value per share, of American Architectural Products Corporation transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the Bylaws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. Dated _________.

__________________                ______________________
Secretary                         President and Chief Executive Officer

Countersigned and Registered:
American Securities Transfer & Trust, Inc.
P.O. Box 1596
Denver, Colorado 80201
Transfer Agent and Registrar
By: _________________________
    Authorized Signature

Back of Certificate: various abbreviations and the language:

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT- ____ Custodian ____
                                                           (Cust)        (Minor)
TEN ENT - as tenants by the entireties    under Uniform Gifts to Minors
JT TEN  - as joint tenants with right     Act ____________________
     of survivorship and not as tenants   (State)
     in common

    Additional abbreviations may also be used though not in the above list.

    For value received ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________
______________________________


__________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
____________________________________________________________Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.
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Dated

                      _____________________________________
                      NOTICE: THE SIGNATURE TO THIS
                      ASSIGNMENT MUST CORRESPOND WITH
                      THE NAME AS WRITTEN UPON THE FACE
                      OF THE CERTIFICATE IN EVERY
                      PARTICULAR WITHOUT ALTERATION OR
                      ENLARGEMENT OR ANY CHANGE WHATEVER